Exhibit 10.2

INDEMNIFICATION AGREEMENT

This Indemnification Agreement, dated as of June 30, 2021, is made by and between Ensysce Biosciences, Inc., a Delaware corporation and [●], an individual.

RECITALS

The Corporation has previously entered into indemnification agreements with its directors and certain officers;

The Board of Directors has reviewed the form of indemnification agreement previously entered into between the Corporation and its directors and certain officers and considered the adoption of a new form of indemnification agreement to replace the existing form of agreement;

The Board of Directors believes that the Corporation’s ability to continue to attract and retain directors and certain officers will be adversely affected unless the Corporation continues or offers to provide indemnification agreements;

The Board of Directors has determined that contractual indemnification as set forth herein is prudent and fair to the Corporation and promotes the best interests of the Corporation and its stockholders;

The Corporation has requested Indemnitee to serve or desires that Indemnitee continue to serve as a director or officer of the Corporation free from undue concern for claims for damages arising out of or related to such services to the Corporation; and

Indemnitee is willing to serve, continue to serve or to provide additional service for or on behalf of the Corporation on the condition that he or she is furnished the indemnity provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Generally.

To the fullest extent permitted by the laws of the State of Delaware:

(a) The Corporation shall indemnify and hold harmless Indemnitee to the fullest extent authorized by the laws of the State of Delaware, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than those laws permitted the Corporation to provide prior to such amendment).

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(b) The Corporation shall indemnify and hold harmless Indemnitee if Indemnitee was, is, or is threatened to be made a party to or witness or other participant in any Action by reason of the fact that Indemnitee is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or Other Enterprise by reason of any action alleged to have been taken or omitted in any such capacity, whether the basis of the Action is alleged action or failure to act in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against Indemnitee in respect of an alleged breach of fiduciary duties, to the fullest extent permitted under Section 102(b)(7) of the DGCL as in existence on the date hereof.

(c) The indemnification provided by this Section 1 shall be from and against Expenses as well as any Judgments, Fines and Amounts Paid in Settlement actually and reasonably incurred or suffered by Indemnitee or on Indemnitee’s behalf in connection with such Action and any appeal therefrom, but shall only be provided if Indemnitee meets the applicable standard of conduct set forth in the DGCL. The termination of any Action by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not meet that standard of conduct.

(d) In the case of any Action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which for the purposes hereof, shall include a trustee, partner, or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or Other Enterprise by reason of any action alleged to have been taken or omitted in any such capacity, whether the basis of that Action is alleged action or inaction in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, Indemnitee shall be entitled to the indemnification rights provided by this Indemnification Agreement. Provided, however, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

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Section 2. Successful Defense; Partial Indemnification.

(a) To the extent that Indemnitee has been successful on the merits or otherwise in defense of any Action referred to in Section 1 hereof or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against Expenses actually and reasonably incurred in connection therewith. For purposes of this Indemnification Agreement and without limiting the foregoing, if any Action is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or (v) with respect to any criminal Action, an adjudication that Indemnitee had reasonable cause to believe Indemnitee’s conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

(b) If Indemnitee is entitled under any provision of this Indemnification Agreement to indemnification by the Corporation for some or a portion of the Expenses and/or any Judgments, Fines or Amounts Paid in Settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with any Action, or in defense of any claim, issue or matter therein, and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses and any Judgments, Fines or Amounts Paid in Settlement to which Indemnitee is entitled.

(c) Notwithstanding any other provision of this Indemnification Agreement to the contrary, to the extent that Indemnitee is, by reason of the fact that Indemnitee’s status with respect to the Corporation or any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or Other Enterprise which Indemnitee is or was serving or has agreed to serve at the request of the Corporation, a witness or otherwise participates in any Action (including, without limitation, any investigation conducted by the Corporation or by any other person) at a time when Indemnitee is not a party in the Action, the Corporation shall indemnify and hold harmless Indemnitee from and against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

Section 3. Determination That Indemnification Is Proper. Any indemnification hereunder shall (unless otherwise ordered by a court of competent jurisdiction) be made by the Corporation only as authorized in the specific case upon a determination that indemnification is proper under the circumstances because the Indemnitee has met the standard of conduct in the DGCL. Any such determination shall be made (i) by a majority vote of the Disinterested Directors, even if less than a quorum, (ii) by a majority vote of a committee of Disinterested Directors designated by majority vote of Disinterested Directors, even if less than a quorum, (iii) by a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote on the matter, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, (iv) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel, or (v) by a court of competent jurisdiction.

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Section 4. Advance Payment of Expenses; Notification and Defense of Claim.

(a) The Corporation shall pay Expenses incurred by Indemnitee in connection with any Action, in advance of the final disposition of such Action as soon as practicable but in no event later than twenty (20) days after receipt by the Corporation of (i) a statement or statements from Indemnitee requesting such advance or advances from time to time, and (ii) if required by the DGCL, when the Expenses were incurred by Indemnitee in Indemnitee’s capacity as a current director or officer (and not in any other capacity in which service was, or is, rendered by Indemnitee) an undertaking by or on behalf of Indemnitee to repay such amount or amounts, only if, and to the extent that, it shall ultimately be determined by final judicial decision from which there is no further right to appeal or seek review that Indemnitee is not entitled to be indemnified for such Expense by the Corporation as authorized by this Indemnification Agreement or otherwise. Such undertaking is not required to be secured and shall be accepted without reference to the financial ability of Indemnitee to make such repayment. The right to advancement of Expenses as granted by this Indemnification Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction if the Corporation fails to pay such Expenses, in whole or in part, or fails to respond, within such 20-day period.

(b) Promptly after receipt by Indemnitee of notice of the commencement of any Action, Indemnitee shall, if a claim thereof is to be made against the Corporation hereunder, notify the Corporation of the commencement thereof. Provided, however, the failure to notify the Corporation promptly of the commencement of the Action or Indemnitee’s request for indemnification, will not relieve the Corporation from any liability that it may have to Indemnitee hereunder.

(c) In the event the Corporation is obligated to pay the Expenses of Indemnitee with respect to an Action, as provided in this Indemnification Agreement, the Corporation, if appropriate, will be entitled to (i) participate therein at its own expense and (ii) assume the defense of such Action, jointly, with any other indemnifying person, with counsel reasonably acceptable to Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Indemnification Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Action provided that (1) Indemnitee will have the right to employ Indemnitee’s own counsel in such Action at Indemnitee’s expense and (2) if (i) the employment of counsel by Indemnitee has been previously authorized in writing by the Corporation, (ii) counsel to the Corporation or Indemnitee will have reasonably concluded that there may be a conflict of interest or position, or reasonably believes that a conflict is likely to arise, on any significant issue between the Corporation and Indemnitee in the conduct of any such defense; or (iii) the Corporation will not have employed counsel within sixty (60) calendar days of receipt of such notice from Indemnitee to assume the defense of such Action, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Corporation, except as otherwise expressly provided by this Indemnification Agreement. The Corporation will not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Corporation or Indemnitee has reasonably made the conclusion described in clause (c)(2)(ii) above.

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Section 5. Procedure for Indemnification.

(a) To obtain indemnification, Indemnitee shall promptly submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

(b) The Corporation’s determination whether to grant Indemnitee’s indemnification request shall be made promptly, and in any event within thirty (30) days following receipt of a request for indemnification pursuant to Section 5(a). The right to indemnification as granted by this Indemnification Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or fails to respond within such 30-day period. Alternatively, in seeking to establish or enforce a right to indemnification or advancement of Expenses under this Indemnification Agreement, Indemnitee, at Indemnitee’s option may seek an award in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty (60) days following the demand for arbitration. The Corporation shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration or any other claim. It shall be a defense to any such action by Indemnitee (other than an action brought to enforce a claim for the advancement of Expenses under Section 4 hereof when the required undertaking, if any, has been received by the Corporation) that Indemnitee has not met the standard of conduct set forth in the DGCL, but the burden of proving such defense by clear and convincing evidence shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or one of its committees, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or one of its committees, its independent legal counsel, and its stockholders) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has or has not met the applicable standard of conduct set forth in the DGCL. If a determination is made or deemed to have been made pursuant to the terms of this Indemnification Agreement that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Corporation further agrees to stipulate in any court or before any arbitrator pursuant to this Section 5 that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator determines that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Corporation shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings), and in any suit brought by the Corporation to recover an advancement of Expenses pursuant to the terms of an undertaking, the Corporation shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such suit to the extent Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such suit.

(c) The Indemnitee shall be presumed to be entitled to indemnification under this Indemnification Agreement upon submission of a request for indemnification pursuant to this Section 5, and the Corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. Such presumption shall be used as a basis for a determination of entitlement to indemnification unless the Corporation overcomes such presumption by clear and convincing evidence.

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Section 6. Insurance and Subrogation.

(a) The Corporation shall purchase and maintain directors and officers liability and other insurance covering Indemnitee against claims made against, and liabilities incurred by, Indemnitee or on Indemnitee’s behalf, whether or not the Corporation would have the power or the obligation to indemnify Indemnitee against such liability under the provisions of this Indemnification Agreement. Such insurance shall have coverages, limits of liability and retentions as is usual and customary for businesses of similar size and conducting similar types of business. Upon Indemnitee’s request, the Corporation shall provide promptly copies of any such policies of insurance, including any riders, supplements or endorsements thereto. If the Corporation receives from Indemnitee any notice of the commencement of an Action, the Corporation shall give prompt notice of the commencement of such Action to the insurers in accordance with the procedures set forth in their respective policies and shall provide Indemnitee with a copy of that notice and copies of all correspondence to and from the insurers pertaining thereto. The Corporation shall also instruct the insurers and its broker(s) that they may communicate directly with Indemnitee regarding any such claim. Thereafter, the Corporation shall take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Action in accordance with the terms of such policy.

(b) Except as provided in Section 14, in the event of any payment by the Corporation under this Indemnification Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights. The Corporation shall pay or reimburse all Expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.

(c) The Corporation will not be liable under this Indemnification Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines, Employee Retirement Income Security Act of 1974 excise taxes or penalties, and amounts paid in settlement) if and to the extent that Indemnitee has otherwise actually received such payment under this Indemnification Agreement or any insurance policy, contract, agreement or otherwise, except in respect of any indemnity exceeding such prior payment.

Section 7. Certain Definitions and Rules of Construction. For purposes of this Indemnification Agreement, the following definitions and rules of construction shall apply:

(a) The term “Action” shall mean any actual, threatened, pending or completed action, suit, proceeding, alternative dispute mechanism, or inquiry whether civil, criminal, legislative, administrative or investigative, including, without limitation, any action, suit or proceeding by a quasi-governmental agency, stock exchange or other self-regulatory organization to which Indemnitee was, is or is threatened to be made a party to or witness or other participant in by reason of the fact that Indemnitee is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, or while serving or agreeing to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or Other Enterprise. The term “Action” shall be broadly construed and includes, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any actual, threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, legislative, administrative or investigative, including, without limitation, any action, suit or proceeding by a quasi-governmental agency, stock exchange or other self-regulatory organization.

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(b) The term “Board of Directors” shall mean the Board of Directors of the Corporation.

(c) The phrase “by reason of the fact that Indemnitee is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or Other Enterprise by reason of any action alleged to have been taken or omitted in any such capacity, whether the basis of such Action is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent” shall be broadly construed and includes, without limitation, any actual or alleged act or omission to act.

(d) The term “Corporation” means Ensysce Biosciences, Inc., a Delaware corporation, and includes, without limitation and in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was Serving at the Request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or Other Enterprise, shall stand in the same position under the provisions of this Indemnification Agreement with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(e) The term “DGCL” means the General Corporation Law of the State of Delaware.

(f) The term “Disinterested Director” means a director of the Corporation who is not a party to the Action in respect of which indemnification is being sought by Indemnitee.

(g) The term “Expenses” shall be broadly and reasonably construed and includes, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements, fees of accountants and other advisors, expert witness fees, forensic expert fees and costs, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents) other out-of-pocket costs and reasonable compensation for time spent by Indemnitee for which Indemnitee is not otherwise compensated by the Corporation or any third party, provided that the rate of compensation and estimated time involved is approved by the Board of Directors, which approval shall not be unreasonably withheld or delayed), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense, settlement or appeal of an Action or establishing or enforcing a right to indemnification under this Indemnification Agreement, Section 145 of the DGCL or other applicable law, the Corporation’s Certificate of Incorporation, or the Corporation’s Bylaws.

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(h) The term “Indemnitee” means the individual named in the preamble to this Indemnification Agreement.

(i) The term “Judgments, Fines and Amounts Paid in Settlement” shall be broadly construed and includes, without limitation, all direct and indirect liabilities, losses, judgments and payments of any type or nature whatsoever (including, without limitation, any amounts paid in settlement and all penalties and amounts required to be forfeited or reimbursed to the Corporation), as well as any penalties or excise taxes assessed on a person with respect to an employee benefit plan).

(j) The term “Other Enterprises” includes, without limitation, employee benefit plans.

(k) The term “Serving at the Request of the Corporation” includes, without limitation, any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries. For the avoidance of doubt, actions by Indemnitee on behalf of or for the benefit of a corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or Other Enterprise controlled by, controlling or under common control with the Corporation are presumed to be made “Serving at the Request of the Corporation.”

(l) The term “shall” shall be construed as mandatory.

(m) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation”.

Section 8. Limitation on Indemnification. Notwithstanding any other provision herein to the contrary, the Corporation is not obligated pursuant to this Indemnification Agreement:

(a) Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to an Action (or part thereof) initiated by Indemnitee, except with respect to an Action brought to establish or enforce a right to indemnification or advancement of Expenses, unless such Action (or part thereof) was authorized by, consented to, or ratified by the Board of Directors.

(b) Non-compete and Non-disclosure. To indemnify Indemnitee in connection with proceedings or claims involving the enforcement by the Corporation of non-compete and/or non-disclosure agreements or the non-compete and/or non-disclosure provisions of employment, consulting or similar agreements the Indemnitee may be a party to with the Corporation, or any subsidiary of the Corporation or any other applicable foreign or domestic corporation, partnership, joint venture, trust or Other Enterprise, if any.

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Section 9. Certain Settlement Provisions. The Corporation shall have no obligation to indemnify Indemnitee under this Indemnification Agreement for amounts paid in settlement of any Action without the Corporation’s prior written consent, which shall not be unreasonably withheld or delayed. Unless the Corporation pays or agrees to pay on Indemnitee’s behalf, the Corporation shall not settle any Action in any manner that would impose any judgment, fine, penalty or other obligation on Indemnitee without Indemnitee’s prior written consent, which shall not be unreasonably withheld or delayed.

Section 10. Savings Clause. If any provision or provisions of this Indemnification Agreement is invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to Expenses and Judgments, Fines and Amounts Paid in Settlement with respect to any Action to the full extent permitted by any applicable portion of this Indemnification Agreement that shall not have been invalidated and to the full extent permitted by applicable law.

Section 11. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or in part, it is agreed that, in such event, the Corporation shall, to the fullest extent permitted by law, contribute to the payment of Indemnitee’s Expenses and Judgments, Fines and Amounts Paid in Settlement with respect to any Action, in an amount that is just and equitable in the circumstances, taking into account, among other things, contributions by other directors and officers of the Corporation or others pursuant to indemnification agreements or otherwise; provided, that, without limiting the generality of the foregoing, such contribution shall not be required where such holding by the court is due to (i) the failure of Indemnitee to meet the standard of conduct set forth in Section 1 hereof, or (ii) any limitation on indemnification set forth in Section 6(c), 8 or 9 hereof.

Section 12. Form and Delivery of Communications. Any notice, request or other communication required or permitted to be given to the parties under this Indemnification Agreement shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, return receipt requested, postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

If to the Corporation:

7946 Ivanhoe Avenue, Suite 201

La Jolla, California 92037

Attn: Dr. Lynn Kirkpatrick

Chief Executive Officer

If to Indemnitee:

_______________________

_______________________

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Section 13. Nonexclusivity. The provisions for indemnification and advancement of expenses set forth in this Indemnification Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Corporation’s Certificate of Incorporation or Bylaws, in any court in which a proceeding is brought, the vote of the Corporation’s stockholders or Disinterested Directors, other agreements or otherwise, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of Indemnitee. However, no amendment or alteration of the Corporation’s Certificate of Incorporation or Bylaws or any other agreement shall adversely affect the rights provided to Indemnitee under this Indemnification Agreement.

Section 14. Reserved

Section 15. Enforcement. The Corporation shall be precluded from asserting in any judicial proceeding that the procedures and presumptions of this Indemnification Agreement are not valid, binding and enforceable. The Corporation agrees that its execution of this Indemnification Agreement shall constitute a stipulation by which it shall be irrevocably bound in any court of competent jurisdiction in which a proceeding by Indemnitee for enforcement of his rights hereunder shall have been commenced, continued or appealed, that its obligations set forth in this Indemnification Agreement are unique and special, and that failure of the Corporation to comply with the provisions of this Indemnification Agreement will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy Indemnitee may have at law or in equity with respect to breach of this Indemnification Agreement, Indemnitee is entitled to injunctive or mandatory relief directing specific performance by the Corporation of its obligations under this Indemnification Agreement. The Corporation shall not make any deductions or set-offs to any amounts payable to Indemnitee pursuant to this Indemnification Agreement.

Section 16. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law, as the same exists or may hereafter be amended (but, in the case of any amendment to the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment). If the DGCL is amended after adoption of this Indemnification Agreement to expand further the indemnification permitted to directors or officers, then the Corporation shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as so amended.

Section 17. Entire Agreement. This Indemnification Agreement and the documents expressly referred to herein constitute the entire agreement between the Corporation and Indemnitee with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Indemnification Agreement; provided, however, with respect to any pending actions, this Indemnification Agreement shall not limit any broader rights to indemnification or advancement of Expenses provided under any prior agreement.

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Section 18. Modification and Waiver. No supplement, modification or amendment of this Indemnification Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Indemnification Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 19. Successor and Assigns. All of the terms and provisions of this Indemnification Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Indemnification Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

Section 20. Service of Process and Venue. For purposes of any claims or proceedings to enforce this Indemnification Agreement, the Corporation consents to the jurisdiction and venue of any federal or state court of competent jurisdiction in the [states of California and] Delaware, and waives and agrees not to raise any defense that any such court is an inconvenient forum or any similar claim.

Section 21. Governing Law. This Indemnification Agreement shall be governed exclusively by and construed and enforced according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Corporation of its officers and directors, then the indemnification provided under this Indemnification Agreement shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Indemnification Agreement to the contrary.

Section 22. Employment Rights. Nothing in this Indemnification Agreement is intended to create in Indemnitee any right to employment or continued employment.

Section 23. Counterparts. This Indemnification Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

Section 24. Limitations on Actions. To the maximum extent permitted by Delaware law, no legal action shall be brought and no cause of action shall be asserted by or on behalf of the Corporation or any affiliate of the Corporation against Indemnitee or Indemnitee’s spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Corporation or its affiliates shall be extinguished and deemed released unless asserted by timely filing of a legal action within such two-year period; provided, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

Section 25. Headings. The section and subsection headings contained in this Indemnification Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Indemnification Agreement.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, this Indemnification Agreement has been duly executed and delivered to be effective as of the date first above written.

ENSYSCE BIOSCIENCES, INC.,
a Delaware corporation:

By:
Name:
Title:

INDEMNITEE:

[Signature Page to Indemnification Agreement]